UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2020
FIRSTCASH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointment

On December 18, 2020, the Board of Directors (the “Board”) of FirstCash, Inc., (the “Company”) appointed Ms. Paula K. Garrett to the Board effective January 1, 2021. Ms. Garrett was appointed to serve in the class of directors with a term expiring at the 2022 annual meeting of the Company’s stockholders. Furthermore, Ms. Garrett has been appointed to serve on the Audit Committee of the Board. The Board has determined that Ms. Garrett is “independent” under applicable Nasdaq rules and under the Company's Corporate Governance Guidelines.

Ms. Garrett, age 59, serves as the vice president of finance, operations and information system technology for the Latin America region, of Mary Kay, Inc., a position she has held since 2005. In this role, she leads the financial, operational, technology and other market development functions for all of Mary Kay’s Latin America markets, which include Mexico, Brazil, Argentina, Uruguay, Colombia and Peru. Mary Kay is a multibillion-dollar direct selling beauty company with millions of independent sales force members in nearly 40 markets worldwide. From 1999 to 2004, Ms. Garrett previously held roles at Mary Kay as region controller, Latin America and internal audit project manager. Ms. Garrett’s employment experience also includes service as internal audit manager of Oryx Energy Company from 1998 to 1999 and experience in a progression of accounting and internal audit positions from 1984 to 1998.

Ms. Garrett will participate in the annual compensation package for non-employee directors in accordance with the Company's non-employee director compensation program.

The Company has issued a press release dated December 28, 2020 announcing the appointment of Ms. Garrett as a director, which is attached hereto as Exhibit 99.1.

Updated Committee Composition

In connection with the appointment of Ms. Garrett, the Board has effected certain changes to the composition of its committees with the new composition of each committee as follows:

Audit Committee:	Daniel E. Berce (chair), Paula K. Garrett, Randel G. Owen

Nominating and Corporate Governance Committee:	Randel G. Owen (chair), Mikel D. Faulkner, James H. Graves

Compensation Committee:	James H. Graves (chair), Daniel E. Berce, Mikel D. Faulkner

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated December 28, 2020 announcing the addition of one independent director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 28, 2020	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

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